NEW YORK, January 24, 2000 -- American Express Company today reported record net income for 1999 of $2.48 billion, up 16 percent from $2.14 billion a year ago. Diluted earnings per share rose 17 percent to $5.42 from $4.63. Net revenues on a managed basis totaled $19.5 billion, up 13 percent from $17.2 billion. The Company's return on equity was 25.3 percent. The year-ago results include a credit loss provision at American Express Bank relating to its Asia/Pacific portfolio, a gain on the sale of First Data Corporation shares and a preferred dividend based on Lehman Brothers earnings. Excluding those 1998 items, income increased 12 percent from $2,201 million and diluted earnings per share grew 14 percent from $4.76.

These results met American Express' long-term targets of 12-15 percent earnings per share growth, at least 8 percent growth in revenues and a return on equity of 18-20 percent.

The 1999 results reflect strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors.

Due to a change in accounting rules, the Company is required to capitalize software costs rather than to expense them as they occur. This amounted to a pre-tax benefit of $263 million (net of amortization) for 1999. As previously announced, the benefit was offset by increased investment spending and therefore had no material impact on net income.

For the fourth quarter of 1999, American Express reported net income of $606 million, up 15 percent from $530 million a year ago. On a diluted per share basis, net income increased 15 percent to $1.33 from $1.16 a year ago.

The Company also announced that its Board of Directors voted today for a three-for-one split of American Express common stock, subject to shareholder approval of an increase in authorized shares at the Company's annual meeting on April 24, 2000. Shareholders of record as of April 25, 2000 will receive two additional common shares for each share held, which will be distributed on May 10, 2000. The Company also announced that, as a consequence of the split, the quarterly dividend would be set at $0.08 per share, rounded up from what would have been $0.075. The stock split would result in American Express shares trading in a range more consistent with other major companies.


TRAVEL RELATED SERVICES (TRS) reported record net income for 1999 of $1.56 billion, up 15 percent from $1.36 billion a year ago.

TRS' net revenues on a managed basis increased 13 percent from the prior year, reflecting higher billed business as well as strong growth in Cardmember loans. The improvement in billed business resulted from both higher average spending per Cardmember and more cards in force, which rose
3.3 million or eight percent from a year ago. The higher average spending was driven by several factors, including rewards programs and expanded merchant coverage. The overall growth in billed business came despite the Company's decision to withdraw from the U.S. Government card business late in the fourth quarter of 1998. That business represented approximately $3.5 billion in annualized spending. Other revenues also increased reflecting, in part, acquisitions and fee income.

The provision for losses on the lending portfolio grew as a result of higher volume, partly offset by a continued improvement in credit quality. Human resources expenses rose as a result of increased business volumes and acquisitions. Other operating expenses rose, reflecting in part the cost of Cardmember loyalty programs, business growth and investment spending.

TRS reported 1999 fourth quarter net income of $375 million, a 15 percent increase over $326 million reported a year ago.

The above discussion presents TRS results as if there had been no securitization transactions. This format is generally termed "on a managed basis." As they have for the past three years, the attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

On a reported basis, TRS' results for prior quarters included securitization gains of $154 million ($100 million after-tax) in 1999 and $36 million ($23 million after-tax) in 1998. There were no securitization transactions in the fourth quarter of either year. These gains, and the previously mentioned benefit from software capitalization in 1999, were offset by higher spending on marketing and promotion related to card acquisition, Internet activities and other business building initiatives. These items had no material impact on net income or total expenses.


AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported record net income for 1999 of $935 million, up 14 percent from $818 million reported a year ago.

Net revenues and earnings growth benefited from higher fees due to an increase in managed assets, reflecting positive net sales and market appreciation over the past twelve months, as well as wider investment margins. AEFA reported record sales of mutual funds, investment certificates, and life and other insurance products, as well as strong sales of variable annuities.

Human resources expenses rose, largely because of compensation costs associated with higher sales and asset levels. Other operating expenses rose primarily from costs related to higher business volumes, litigation and investments to build the business. The number of financial advisors grew 10 percent during the year to 11,366.

AEFA reported record fourth quarter net income in 1999 of $238 million, a 14 percent increase over $209 million in 1998.

During the fourth quarter, AEFA expenses were reduced by $50 million (pre-tax) reflecting an adjustment to the amortization of Deferred Acquisition Costs (DACs) for variable insurance and annuity products. DACs are the costs of acquiring new business, which are deferred and amortized according to a schedule that reflects a number of factors, the most significant of which are the anticipated profits and persistency of the product. The amortization schedule must be adjusted periodically to reflect changes in those factors. The required fourth quarter adjustment recognizes the positive impact of strong equity market performance during the period.

AEFA reached an agreement in principle this January to settle three class-action lawsuits related to the sales of insurance and annuity products. It is expected that the settlement will provide for approximately $215 million of benefits to more than two million class participants. The bulk of the settlement costs will be covered by reserves established in prior periods in anticipation of a possible settlement. Results for the fourth quarter include a $74 million (pre-tax) charge above the reserves already established to cover the remainder of the costs to the Company. The agreement in principle to settle also provides for a release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval.


AMERICAN EXPRESS BANK/TRAVELERS CHEQUE (AEB/TC) reported 1999 net income of $152 million compared with $43 million a year ago. Travelers Cheque results were in line with the prior year.

The year-ago results included a $213 million ($138 million after-tax) credit loss provision related to AEB's business in the Asia/Pacific region, particularly Indonesia. Excluding this provision, net income declined as a result of lower foreign exchange trading revenue, primarily in Asia, and higher operating expenses due to costs associated with expanding the consumer business in new markets and realigning business activities in certain countries.

AEB/TC reported fourth quarter 1999 net income of $35 million compared with $36 million a year ago.


CORPORATE AND OTHER reported 1999 net expenses of $174 million, compared with $84 million a year ago. The 1999 results include a $46 million ($39 million after-tax) preferred stock dividend in the first quarter based on earnings from Lehman Brothers, which was offset by Year 2000-related expenses (discussed in the Company's 1998 annual report and 1999 quarterly 10-Q filings) and business building initiatives. The prior year results include income of $106 million ($78 million after-tax) in the first quarter, representing a $60 million gain ($39 million after-tax) from the sale of common stock of First Data Corporation and a $46 million ($39 million after-tax) Lehman Brothers dividend.

Corporate and Other reported fourth quarter 1999 net expenses of $42 million, compared with $41 million a year ago.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                        American Express Company
                        ------------------------
                           Financial Summary
                           -----------------
                             (Unaudited)

(Dollars in millions)


                                         Quarter Ended
                                          December 31,
                                         -------------    Percentage
                                         1999     1998    Inc/(Dec)
                                         ----     ----    --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services              $4,021   $3,550      13.3 %
  American Express Financial
    Advisors                              999      837      19.3
  American Express Bank/
    Travelers Cheque                      252      239       4.7
                                        -----    -----
                                        5,272    4,626      14.0
  Corporate and Other,
    including adjustments
     and eliminations                     (45)     (66)    (31.8)
                                        -----    -----

CONSOLIDATED NET REVENUES
  (MANAGED BASIS) (A)                  $5,227   $4,560      14.6
                                        =====    =====

Pretax Income
-------------
  Travel Related Services                $573     $483      18.6
  American Express Financial
    Advisors                              347      304      14.2
  American Express Bank/
    Travelers Cheque                        -        2     (89.7)
                                          ---      ---
                                          920      789      16.6
  Corporate and Other                     (76)     (76)      0.9
                                          ---      ---

PRETAX INCOME                            $844     $713      18.5
                                         ====     ====

Net Income
----------
  Travel Related Services                $375     $326      15.1
  American Express Financial
    Advisors                              238      209      14.1
  American Express Bank/
    Travelers Cheque                       35       36      (1.6)
                                          ---      ---
                                          648      571      13.7
  Corporate and Other                     (42)     (41)      3.3
                                          ---      ---

NET INCOME                               $606     $530      14.5
                                          ===      ===



                                          Year Ended
                                          December 31,
                                          -----------     Percentage
                                         1999     1998    Inc/(Dec)
                                         ----     ----    --------
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services             $14,903  $13,231      12.6 %
  American Express Financial
    Advisors                            3,737    3,181      17.5
  American Express Bank/
    Travelers Cheque                    1,019    1,002       1.5
                                       ------   ------
                                       19,659   17,414      12.9
  Corporate and Other,
    including adjustments and
     eliminations                        (176)    (202)    (12.9)
                                       -------  ------

CONSOLIDATED NET REVENUES
  (MANAGED BASIS) (A)                 $19,483  $17,212      13.2
                                       ======   ======

Pretax Income
-------------
  Travel Related Services              $2,387   $2,064      15.6
  American Express Financial
    Advisors                            1,363    1,192      14.3
  American Express Bank/
    Travelers Cheque                       23     (129)        -
                                        -----    -----
                                        3,773    3,127      20.6
  Corporate and Other                    (335)    (202)     64.8
                                        -----    -----

PRETAX INCOME                          $3,438   $2,925      17.5
                                        =====    =====

Net Income
----------
  Travel Related Services              $1,562   $1,364      14.5
  American Express Financial
    Advisors                              935      818      14.3
  American Express Bank/
   Travelers Cheque                       152       43         #
                                        -----    -----
                                        2,649    2,225      19.1
  Corporate and Other                    (174)     (84)        #
                                        -----    -----

NET INCOME                             $2,475   $2,141      15.6
                                        =====    =====


 #  Denotes variance of more than 100%.

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.


                          American Express Company
                          ------------------------
                       Financial Summary (continued)
                       -----------------------------
                                (Unaudited)



                                          Quarter Ended
                                           December 31,
                                          -------------    Percentage
                                          1999     1998    Inc/(Dec)
                                          ----     ----    --------
EARNINGS PER SHARE
Basic
-----
  Earnings Per Common Share              $1.36    $1.18      15.3 %
                                          ====     ====
  Average common shares
    outstanding (millions)               445.1    448.7      (0.8)
                                         =====    =====

Diluted
-------
  Earnings Per Common Share              $1.33    $1.16      14.7
                                          ====     ====
  Average common shares
    outstanding (millions)               456.2    456.0         -
                                         =====    =====

Cash dividends declared per
  common share                          $0.225   $0.225         -
                                         =====    =====


                                           Year Ended
                                           December 31,
                                           -----------     Percentage
                                          1999     1998    Inc/(Dec)
                                          ----     ----    --------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share              $5.54    $4.71      17.6 %
                                          ====     ====
  Average common shares
    outstanding (millions)               446.6    454.4      (1.7)
                                         =====    =====

Diluted
-------
  Earnings Per Common Share              $5.42    $4.63      17.1
                                          ====     ====
  Average common shares
    outstanding (millions)               456.5    462.8      (1.4)
                                         =====    =====

Cash dividends declared per
  common share                           $0.90    $0.90         -
                                          ====     ====



                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)


                                          Quarter Ended
                                           December 31,
                                          -------------    Percentage
                                          1999     1998    Inc/(Dec)
                                          ----     ----    --------

Return on Average Equity*                 25.3 %   24.0 %       -
Common Shares Outstanding (millions)     446.9    450.5      (0.8)%
Book Value per Common Share:
  Actual                                $22.57   $21.53       4.8 %
  Pro Forma*                            $23.23   $20.24      14.8 %
Shareholders' Equity (billions)          $10.1     $9.7       4.0 %



                                           Year Ended
                                           December 31,
                                           -----------     Percentage
                                          1999     1998    Inc/(Dec)
                                          ----     ----    --------

Return on Average Equity*                 25.3 %   24.0 %       -
Common Shares Outstanding (millions)     446.9    450.5      (0.8)%
Book Value per Common Share:
  Actual                                $22.57   $21.53       4.8 %
  Pro Forma*                            $23.23   $20.24      14.8 %
Shareholders' Equity (billions)          $10.1     $9.7       4.0 %

*  Excludes the effect of SFAS No. 115.

                   American Express Company
                   ------------------------
                      Financial Summary
                      -----------------
                        (Unaudited)

(Dollars in millions)

                                                     Quarter Ended
                                                      December 31,
                                                          1999
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $4,021
  American Express Financial Advisors                      999
  American Express Bank/Travelers Cheque                   252
                                                         -----
                                                         5,272
  Corporate and Other,
    including adjustments and eliminations                 (45)
                                                         -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $5,227
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $573
  American Express Financial Advisors                      347
  American Express Bank/Travelers Cheque                     -
                                                           ---
                                                           920
  Corporate and Other                                      (76)
                                                           ---

PRETAX INCOME                                             $844
                                                           ===

Net Income
----------
  Travel Related Services                                 $375
  American Express Financial Advisors                      238
  American Express Bank/Travelers Cheque                    35
                                                           ---
                                                           648
  Corporate and Other                                      (42)
                                                           ---

NET INCOME                                                $606
                                                           ===


                                                      Quarter Ended
                                                      September 30,
                                                          1999
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,778
  American Express Financial Advisors                      936
  American Express Bank/Travelers Cheque                   261
                                                         -----
                                                         4,975
  Corporate and Other,
    including adjustments and eliminations                 (55)
                                                         -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,920
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $632
  American Express Financial Advisors                      350
  American Express Bank/Travelers Cheque                     4
                                                           ---
                                                           986
  Corporate and Other                                      (79)
                                                           ---

PRETAX INCOME                                             $907
                                                           ===

Net Income
----------
  Travel Related Services                                 $413
  American Express Financial Advisors                      240
  American Express Bank/Travelers Cheque                    38
                                                           ---
                                                           691
  Corporate and Other                                      (43)
                                                           ---

NET INCOME                                                $648
                                                           ===


                                                     Quarter Ended
                                                        June 30,
                                                          1999
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,669
  American Express Financial Advisors                      916
  American Express Bank/Travelers Cheque                   259
                                                         -----
                                                         4,844
  Corporate and Other,
    including adjustments and eliminations                 (33)
                                                         -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,811
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $628
  American Express Financial Advisors                      353
  American Express Bank/Travelers Cheque                     6
                                                           ---
                                                           987
  Corporate and Other                                      (92)
                                                           ---

PRETAX INCOME                                             $895
                                                           ===

Net Income
----------
  Travel Related Services                                 $411
  American Express Financial Advisors                      242
  American Express Bank/Travelers Cheque                    38
                                                           ---
                                                           691
  Corporate and Other                                      (45)
                                                           ---

NET INCOME                                                $646
                                                           ===


                                                     Quarter Ended
                                                        March 31,
                                                          1999
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,434
  American Express Financial Advisors                      885
  American Express Bank/Travelers Cheque                   247
                                                         -----
                                                         4,566
  Corporate and Other,
    including adjustments and eliminations                 (42)
                                                         -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,524
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $554
  American Express Financial Advisors                      312
  American Express Bank/Travelers Cheque                    12
                                                           ---
                                                           878
  Corporate and Other                                      (87)
                                                           ---

PRETAX INCOME                                             $791
                                                           ===

Net Income
----------
  Travel Related Services                                 $363
  American Express Financial Advisors                      214
  American Express Bank/Travelers Cheque                    41
                                                           ---
                                                           618
  Corporate and Other                                      (43)
                                                           ---

NET INCOME                                                $575
                                                           ===


                                                      Quarter Ended
                                                       December 31,
                                                          1998
                                                          ----
Net Revenues (Managed Basis) (A)
--------------------------------
  Travel Related Services                               $3,550
  American Express Financial Advisors                      837
  American Express Bank/Travelers Cheque                   239
                                                         -----
                                                         4,626
  Corporate and Other,
    including adjustments and eliminations                 (66)
                                                         -----

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)           $4,560
                                                         =====

Pretax Income
-------------
  Travel Related Services                                 $483
  American Express Financial Advisors                      304
  American Express Bank/Travelers Cheque                     2
                                                           ---
                                                           789
  Corporate and Other                                      (76)
                                                           ---

PRETAX INCOME                                             $713
                                                           ===

Net Income
----------
  Travel Related Services                                 $326
  American Express Financial Advisors                      209
  American Express Bank/Travelers Cheque                    36
                                                           ---
                                                           571
  Corporate and Other                                      (41)
                                                           ---

NET INCOME                                                $530
                                                           ===

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.


                       American Express Company
                       ------------------------
                    Financial Summary (continued)
                    -----------------------------
                              (Unaudited)


                                                  Quarter Ended
                                                   December 31,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                           $1.36
                                                       ====
  Average common shares outstanding (millions)        445.1
                                                      =====

Diluted
-------
  Earnings Per Common Share                           $1.33
                                                       ====
  Average common shares outstanding (millions)        456.2
                                                      =====

Cash dividends declared per common share             $0.225
                                                      =====



                                                  Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                           $1.45
                                                       ====
  Average common shares outstanding (millions)        446.0
                                                      =====

Diluted
-------
  Earnings Per Common Share                           $1.42
                                                       ====
  Average common shares outstanding (millions)        456.4
                                                      =====

Cash dividends declared per common share             $0.225
                                                      =====


                                                 Quarter Ended
                                                    June 30,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                           $1.44
                                                       ====
  Average common shares outstanding (millions)        447.4
                                                      =====

Diluted
-------
  Earnings Per Common Share                           $1.41
                                                       ====
  Average common shares outstanding (millions)        457.1
                                                      =====

Cash dividends declared per common share             $0.225
                                                      =====


                                                  Quarter Ended
                                                    March 31,
                                                      1999
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                           $1.28
                                                       ====
  Average common shares outstanding (millions)        447.7
                                                      =====

Diluted
-------
  Earnings Per Common Share                           $1.26
                                                       ====
  Average common shares outstanding (millions)        456.2
                                                      =====

Cash dividends declared per common share             $0.225
                                                      =====


                                                  Quarter Ended
                                                   December 31,
                                                      1998
                                                      ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                           $1.18
                                                       ====
  Average common shares outstanding (millions)        448.7
                                                      =====

Diluted
-------
  Earnings Per Common Share                           $1.16
                                                       ====
  Average common shares outstanding (millions)        456.0
                                                      =====

Cash dividends declared per common share             $0.225
                                                      =====


                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

                                                Quarter Ended
                                                 December 31,
                                                     1999
                                                     ----

Return on Average Equity*                              25.3 %
Common Shares Outstanding (millions)                  446.9
Book Value per Common Share:
     Actual                                          $22.57
     Pro Forma*                                      $23.23
Shareholders' Equity (billions)                       $10.1



                                                 Quarter Ended
                                                 September 30,
                                                     1999
                                                     ----

Return on Average Equity*                              25.3 %
Common Shares Outstanding (millions)                  447.6
Book Value per Common Share:
     Actual                                          $21.77
     Pro Forma*                                      $22.41
Shareholders' Equity (billions)                        $9.7


                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----

Return on Average Equity*                              25.3 %
Common Shares Outstanding (millions)                  449.0
Book Value per Common Share:
     Actual                                          $21.74
     Pro Forma*                                      $21.77
Shareholders' Equity (billions)                        $9.8


                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----

Return on Average Equity*                              25.1 %
Common Shares Outstanding (millions)                  450.0
Book Value per Common Share:
     Actual                                          $21.74
     Pro Forma*                                      $20.92
Shareholders' Equity (billions)                        $9.8


                                                 Quarter Ended
                                                  December 31,
                                                     1998
                                                     ----

Return on Average Equity*                              24.0 %
Common Shares Outstanding (millions)                  450.5
Book Value per Common Share:
     Actual                                          $21.53
     Pro Forma*                                      $20.24
Shareholders' Equity (billions)                        $9.7


*   Excludes the effect of SFAS No. 115.


(Preliminary)         Travel Related Services
                      -----------------------
                        Statement of Income
                        -------------------
                    (Unaudited, Managed Basis)

(Dollars in millions)


                                       Quarter Ended
                                        December 31,
                                       -------------      Percentage
                                       1999        1998   Inc/(Dec)
                                       ----        ----   --------
Net Revenues:
  Discount Revenue                   $1,865      $1,639     13.8 %
  Net Card Fees                         408         398      2.5
  Travel Commissions and Fees           459         452      1.6
  Other Revenues                        789         617     27.7
  Lending:
    Finance Charge Revenue              802         655     22.3
    Interest Expense                    302         211     43.2
                                      -----       -----
      Net Finance Charge Revenue        500         444     12.4
                                      -----       -----
    Total Net Revenues                4,021       3,550     13.3
                                      -----       -----
Expenses:
  Marketing and Promotion               338         301     12.3
  Provision for Losses and Claims:
    Charge Card                         227         192     18.5
    Lending                             332         331      0.4
    Other                                17          14     18.8
                                      -----       -----
      Total                             576         537      7.3
                                      -----       -----
  Charge Card Interest Expense          300         271     10.7
  Human Resources                     1,012         990      2.3
  Other Operating Expenses            1,222         968     26.1
                                      -----       -----
    Total Expenses                    3,448       3,067     12.4
                                      -----       -----
Pretax Income                           573         483     18.6
Income Tax Provision                    198         157     25.9
                                      -----       -----
Net Income                             $375        $326     15.1
                                      =====       =====



                                          Year Ended
                                         December 31,
                                         -----------      Percentage
                                       1999        1998   Inc/(Dec)
                                       ----        ----   --------
Net Revenues:
  Discount Revenue                   $6,741      $6,115     10.2 %
  Net Card Fees                       1,604       1,584      1.3
  Travel Commissions and Fees         1,802       1,647      9.4
  Other Revenues                      2,827       2,225     27.0
  Lending:
    Finance Charge Revenue            2,884       2,470     16.8
    Interest Expense                    955         810     17.8
                                     ------      ------
      Net Finance Charge Revenue      1,929       1,660     16.3
                                     ------      ------
    Total Net Revenues               14,903      13,231     12.6
                                     ------      ------
Expenses:
  Marketing and Promotion             1,215       1,094     11.0
  Provision for Losses and Claims:
    Charge Card                         995         994      0.1
    Lending                           1,186       1,093      8.5
    Other                                56          56     (2.2)
                                     ------      ------
      Total                           2,237       2,143      4.3
                                     ------      ------
  Charge Card Interest Expense        1,055       1,040      1.6
  Human Resources                     3,860       3,544      8.9
  Other Operating Expenses            4,149       3,346     24.0
                                     ------      ------
    Total Expenses                   12,516      11,167     12.1
                                     ------      ------
Pretax Income                         2,387       2,064     15.6
Income Tax Provision                    825         700     17.7
                                     ------      ------
Net Income                           $1,562      $1,364     14.5
                                     ======      ======



This Statement of Income is provided on a Managed Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial
Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $154 million ($100 million after-tax) and $36 million ($23 million after-tax) in 1999 and 1998, respectively, related to the securitization of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses in both years and other business building initiatives in 1999 and had no material impact on Net Income or Total Expenses in 1999 or 1998. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in 1999 and 1998.



(Preliminary)         Travel Related Services
                      -----------------------
                        Statement of Income
                        -------------------
                  (Unaudited, GAAP Reporting Basis)

(Dollars in millions)
                                         Quarter Ended
                                          December 31,
                                         -------------     Percentage
                                       1999        1998    Inc/(Dec)
                                       ----        ----    --------
Net Revenues:
  Discount Revenue                   $1,865      $1,639     13.8 %
  Net Card Fees                         408         398      2.5
  Travel Commissions and Fees           459         452      1.6
  Other Revenues                        902         687     31.2
  Lending:
    Finance Charge Revenue              526         535     (1.6)
    Interest Expense                    197         166     19.0
                                      -----       -----
      Net Finance Charge Revenue        329         369    (10.9)
                                      -----       -----
    Total Net Revenues                3,963       3,545     11.8
                                      -----       -----
Expenses:
  Marketing and Promotion               338         301     12.3
  Provision for Losses and Claims:
    Charge Card                         213         100        #
    Lending                             241         293    (17.9)
    Other                                17          14     18.8
                                      -----       -----
      Total                             471         407     15.6
                                      -----       -----
  Charge Card Interest Expense          246         211     17.0
  Net Discount Expense                  101         185    (45.3)
  Human Resources                     1,012         990      2.3
  Other Operating Expenses            1,222         968     26.1
                                      -----       -----
    Total Expenses                    3,390       3,062     10.7
                                      -----       -----
Pretax Income                           573         483     18.6
Income Tax Provision                    198         157     25.9
                                      -----       -----
Net Income                             $375        $326     15.1
                                      =====       =====



                                          Year Ended
                                          December 31,
                                          -----------      Percentage
                                       1999         1998   Inc/(Dec)
                                       ----         ----   --------
Net Revenues:
  Discount Revenue                   $6,741       $6,115    10.2 %
  Net Card Fees                       1,599        1,587     0.8
  Travel Commissions and Fees         1,802        1,647     9.4
  Other Revenues                      3,324        2,534    31.2
  Lending:
    Finance Charge Revenue            2,007        2,007       -
    Interest Expense                    674          653     3.2
                                     ------       ------
      Net Finance Charge Revenue      1,333        1,354    (1.5)
                                     ------       ------
    Total Net Revenues               14,799       13,237    11.8
                                     ------       ------
Expenses:
  Marketing and Promotion             1,306        1,130    15.5
  Provision for Losses and Claims:
    Charge Card                         865          701    23.4
    Lending                             799          922   (13.3)
    Other                                56           56    (2.2)
                                     ------       ------
      Total                           1,720        1,679     2.4
                                     ------       ------
  Charge Card Interest Expense          835          809     3.3
  Net Discount Expense                  479          665   (28.0)
  Human Resources                     3,860        3,544     8.9
  Other Operating Expenses            4,212        3,346    25.9
                                     ------       ------
    Total Expenses                   12,412       11,173    11.1
                                     ------       ------
Pretax Income                         2,387        2,064    15.6
Income Tax Provision                    825          700    17.7
                                     ------       ------
Net Income                           $1,562       $1,364    14.5
                                     ======       ======

# Denotes variance of more than 100%.



(Preliminary)           Travel Related Services
                        -----------------------
                   Selected Statistical Information
                   --------------------------------
                              (Unaudited)

(Amounts in billions, except percentages and where indicated)


                                         Quarter Ended
                                          December 31,
                                         -------------     Percentage
                                        1999        1998   Inc/(Dec)
                                        ----        ----   --------
Total Cards in Force (millions):
  United States                         29.9        27.8      7.4 %
  Outside the United States             16.1        14.9      8.5
                                        ----        ----
    Total                               46.0        42.7      7.8
                                        ====        ====
Basic Cards in Force (millions):
  United States                         23.4        21.7      7.8
  Outside the United States             12.3        11.5      7.4
                                        ----        ----
    Total                               35.7        33.2      7.7
                                        ====        ====
Card Billed Business:
  United States                        $51.7       $44.2     17.0
  Outside the United States             19.1        17.2     11.3
                                        ----        ----
    Total                              $70.8       $61.4     15.4
                                        ====        ====

Average Discount Rate*                  2.71 %      2.72 %      -
Average Basic Cardmember
  Spending (dollars)*                 $2,102      $1,861     13.0
Average Fee per Card - Managed
  (dollars)*                             $38         $38        -

Travel Sales                            $5.6        $5.6      0.9
Travel Commissions and Fees/Sales**      8.2 %       8.1 %      -

Total Debt                             $35.2       $28.0     25.8
Shareholder's Equity                    $5.4        $4.9      9.2
Return on Average Equity***             30.1 %      27.8 %      -
Return on Average Assets***              3.2 %       3.3 %      -


                                           Year Ended
                                          December 31,
                                          -----------      Percentage
                                        1999        1998   Inc/(Dec)
                                        ----        ----   --------
Total Cards in Force (millions):
  United States                         29.9        27.8      7.4 %
  Outside the United States             16.1        14.9      8.5
                                        ----        ----
    Total                               46.0        42.7      7.8
                                        ====        ====
Basic Cards in Force (millions):
  United States                         23.4        21.7      7.8
  Outside the United States             12.3        11.5      7.4
                                        ----        ----
    Total                               35.7        33.2      7.7
                                        ====        ====
Card Billed Business:
  United States                       $186.4      $165.6     12.6
  Outside the United States             67.7        61.9      9.5
                                       -----       -----
    Total                             $254.1      $227.5     11.7
                                       =====       =====

Average Discount Rate*                  2.72 %      2.73 %      -
Average Basic Cardmember
  Spending (dollars)*                 $7,758      $6,885     12.7
Average Fee per Card - Managed
  (dollars)*                             $39         $38      2.6

Travel Sales                           $22.5       $19.9     13.0
Travel Commissions and Fees/Sales**      8.0 %       8.3 %      -

Total Debt                             $35.2       $28.0     25.8
Shareholder's Equity                    $5.4        $4.9      9.2
Return on Average Equity***             30.1 %      27.8 %      -
Return on Average Assets***              3.2 %       3.3 %      -


* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS No. 115.


(Preliminary)          Travel Related Services
                       -----------------------
            Selected Statistical Information (continued)
            -------------------------------------------
                             (Unaudited)

(Amounts in billions, except percentages and where indicated)


                                         Quarter Ended
                                          December 31,
                                         -------------     Percentage
                                        1999        1998   Inc/(Dec)
                                        ----        ----   --------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                    $27.0       $24.0     12.7 %
  90 Days Past Due as a % of Total       2.5 %       2.7 %      -
  Loss Reserves (millions)              $857        $897     (4.5)
    % of Receivables                     3.2 %       3.7 %      -
    % of 90 Days Past Due                126 %       138 %      -
  Net Loss Ratio                        0.40 %      0.42 %      -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                          $23.4       $16.7     39.8
  Past Due Loans as a % of Total:
    30-89 Days                           1.8 %       2.2 %      -
    90+ Days                             0.8 %       0.9 %      -
  Loss Reserves (millions):
    Beginning Balance                   $636        $579      9.9
    Provision                            277         285     (2.9)
    Net Charge-Offs/Other               (241)       (245)    (1.4)
                                         ---         ---
      Ending Balance                    $672        $619      8.4
                                         ===         ===
    % of Loans                           2.9 %       3.7 %      -
    % of Past Due                        110 %       120 %      -
  Average Loans                        $21.7       $15.9     35.9
  Net Write-Off Rate                     4.5 %       6.2 %      -
  Net Interest Yield                     7.7 %       9.5 %      -


                                           Year Ended
                                           December 31,
                                           -----------     Percentage
                                        1999        1998   Inc/(Dec)
                                        ----        ----   --------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                    $27.0       $24.0     12.7 %
  90 Days Past Due as a % of Total       2.5 %       2.7 %      -
  Loss Reserves (millions)              $857        $897     (4.5)
    % of Receivables                     3.2 %       3.7 %      -
    % of 90 Days Past Due                126 %       138 %      -
  Net Loss Ratio                        0.41 %      0.46 %      -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                          $23.4       $16.7     39.8
  Past Due Loans as a % of Total:
    30-89 Days                           1.8 %       2.2 %      -
    90+ Days                             0.8 %       0.9 %      -
  Loss Reserves (millions):
    Beginning Balance                   $619        $589      5.1
    Provision                            994         961      3.5
    Net Charge-Offs/Other               (941)       (931)     1.2
                                         ---         ---
      Ending Balance                    $672        $619      8.4
                                         ===         ===
    % of Loans                           2.9 %       3.7 %      -
    % of Past Due                        110 %       120 %      -
  Average Loans                        $18.9       $15.0     26.3
  Net Write-Off Rate                     5.0 %       6.4 %      -
  Net Interest Yield                     8.6 %       9.5 %      -


(Preliminary)        Travel Related Services
                     -----------------------
                       Statement of Income
                       -------------------
                   (Unaudited, Managed Basis)

(Dollars in millions)

                                               Quarter Ended
                                                December 31,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,865
  Net Card Fees                                     408
  Travel Commissions and Fees                       459
  Other Revenues                                    789
  Lending:
    Finance Charge Revenue                          802
    Interest Expense                                302
                                                  -----
      Net Finance Charge Revenue                    500
                                                  -----
    Total Net Revenues                            4,021
                                                  -----
Expenses:
  Marketing and Promotion                           338
  Provision for Losses and Claims:
    Charge Card                                     227
    Lending                                         332
    Other                                            17
                                                  -----
      Total                                         576
                                                  -----
  Charge Card Interest Expense                      300
  Human Resources                                 1,012
  Other Operating Expenses                        1,222
                                                  -----
    Total Expenses                                3,448
                                                  -----
Pretax Income                                       573
Income Tax Provision                                198
                                                  -----
Net Income                                         $375
                                                  =====

                                               Quarter Ended
                                               September 30,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,700
  Net Card Fees                                     399
  Travel Commissions and Fees                       448
  Other Revenues                                    730
  Lending:
    Finance Charge Revenue                          747
    Interest Expense                                246
                                                  -----
      Net Finance Charge Revenue                    501
                                                  -----
    Total Net Revenues                            3,778
                                                  -----
Expenses:
  Marketing and Promotion                           340
  Provision for Losses and Claims:
    Charge Card                                     247
    Lending                                         312
    Other                                            10
                                                  -----
      Total                                         569
                                                  -----
  Charge Card Interest Expense                      259
  Human Resources                                   968
  Other Operating Expenses                        1,010
                                                  -----
    Total Expenses                                3,146
                                                  -----
Pretax Income                                       632
Income Tax Provision                                219
                                                  -----
Net Income                                        $ 413
                                                  =====

                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,662
  Net Card Fees                                     393
  Travel Commissions and Fees                       469
  Other Revenues                                    669
  Lending:
    Finance Charge Revenue                          684
    Interest Expense                                208
                                                  -----
      Net Finance Charge Revenue                    476
                                                  -----
    Total Net Revenues                            3,669
                                                  -----
Expenses:
  Marketing and Promotion                           267
  Provision for Losses and Claims:
    Charge Card                                     288
    Lending                                         260
    Other                                            14
                                                  -----
      Total                                         562
                                                  -----
  Charge Card Interest Expense                      257
  Human Resources                                   968
  Other Operating Expenses                          987
                                                  -----
    Total Expenses                                3,041
                                                  -----
Pretax Income                                       628
Income Tax Provision                                217
                                                  -----
Net Income                                         $411
                                                  =====

                                              Quarter Ended
                                                 March 31,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,514
  Net Card Fees                                     403
  Travel Commissions and Fees                       426
  Other Revenues                                    639
  Lending:
    Finance Charge Revenue                          652
    Interest Expense                                200
                                                  -----
      Net Finance Charge Revenue                    452
                                                  -----
    Total Net Revenues                            3,434
                                                  -----
Expenses:
  Marketing and Promotion                           270
  Provision for Losses and Claims:
    Charge Card                                     233
    Lending                                         282
    Other                                            14
                                                  -----
      Total                                         529
                                                  -----
  Charge Card Interest Expense                      241
  Human Resources                                   912
  Other Operating Expenses                          928
                                                  -----
    Total Expenses                                2,880
                                                  -----
Pretax Income                                       554
Income Tax Provision                                191
                                                  -----
Net Income                                         $363
                                                  =====

                                              Quarter Ended
                                               December 31,
                                                   1998
                                                   ----
Net Revenues:
  Discount Revenue                               $1,639
  Net Card Fees                                     398
  Travel Commissions and Fees                       452
  Other Revenues                                    617
  Lending:
    Finance Charge Revenue                          655
    Interest Expense                                211
                                                  -----
      Net Finance Charge Revenue                    444
                                                  -----
    Total Net Revenues                            3,550
                                                  -----
Expenses:
  Marketing and Promotion                           301
  Provision for Losses and Claims:
    Charge Card                                     192
    Lending                                         331
    Other                                            14
                                                  -----
      Total                                         537
                                                  -----
  Charge Card Interest Expense                      271
  Human Resources                                   990
  Other Operating Expenses                          968
                                                  -----
    Total Expenses                                3,067
                                                  -----
Pretax Income                                       483
Income Tax Provision                                157
                                                  -----
Net Income                                        $ 326
                                                  =====


This Statement of Income is provided on a Managed Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125 (SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $55 million ($36 million after-tax) and $99 million ($64 million after-tax) in the third and second quarter of 1999, respectively, related to the securitization of U.S. receivables. These gains were invested in additional
Marketing and Promotion expenses and other business building initiatives and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.



(Preliminary)       Travel Related Services
                    -----------------------
                      Statement of Income
                      -------------------
                (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                              Quarter Ended
                                               December 31,
                                                   1999
                                                   ----
Net Revenues:
  Discount Revenue                               $1,865
  Net Card Fees                                     408
  Travel Commissions and Fees                       459
  Other Revenues                                    902
  Lending:
    Finance Charge Revenue                          526
    Interest Expense                                197
                                                  -----
      Net Finance Charge Revenue                    329
                                                  -----
    Total Net Revenues                            3,963
                                                  -----
Expenses:
  Marketing and Promotion                           338
  Provision for Losses and Claims:
    Charge Card                                     213
    Lending                                         241
    Other                                            17
                                                  -----
      Total                                         471
                                                  -----
  Charge Card Interest Expense                      246
  Net Discount Expense                              101
  Human Resources                                 1,012
  Other Operating Expenses                        1,222
                                                  -----
    Total Expenses                                3,390
                                                  -----
Pretax Income                                       573
Income Tax Provision                                198
                                                  -----
Net Income                                        $ 375
                                                  =====

                                                Quarter Ended
                                                September 30,
                                                    1999
                                                    ----
Net Revenues:
  Discount Revenue                                $1,700
  Net Card Fees                                      395
  Travel Commissions and Fees                        448
  Other Revenues                                     846
  Lending:
    Finance Charge Revenue                           513
    Interest Expense                                 165
                                                   -----
      Net Finance Charge Revenue                     348
                                                   -----
    Total Net Revenues                             3,737
                                                   -----
Expenses:
  Marketing and Promotion                            373
  Provision for Losses and Claims:
    Charge Card                                      222
    Lending                                          187
    Other                                             10
                                                   -----
      Total                                          419
                                                   -----
  Charge Card Interest Expense                       208
  Net Discount Expense                               105
  Human Resources                                    968
  Other Operating Expenses                         1,032
                                                  ------
    Total Expenses                                 3,105
                                                  ------
Pretax Income                                        632
Income Tax Provision                                 219
                                                  ------
Net Income                                          $413
                                                  ======

                                               Quarter Ended
                                                  June 30,
                                                    1999
                                                    ----
Net Revenues:
  Discount Revenue                                $1,662
  Net Card Fees                                      393
  Travel Commissions and Fees                        469
  Other Revenues                                     845
  Lending:
    Finance Charge Revenue                           465
    Interest Expense                                 156
                                                   -----
      Net Finance Charge Revenue                     309
                                                   -----
    Total Net Revenues                             3,678
                                                   -----
Expenses:
  Marketing and Promotion                            325
  Provision for Losses and Claims:
    Charge Card                                      249
    Lending                                          137
    Other                                             14
                                                   -----
      Total                                          400
                                                   -----
  Charge Card Interest Expense                       198
  Net Discount Expense                               131
  Human Resources                                    968
  Other Operating Expenses                         1,028
                                                   -----
    Total Expenses                                 3,050
                                                   -----
Pretax Income                                        628
Income Tax Provision                                 217
                                                   -----
Net Income                                          $411
                                                   =====

                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,514
  Net Card Fees                                       403
  Travel Commissions and Fees                         426
  Other Revenues                                      731
  Lending:
    Finance Charge Revenue                            503
    Interest Expense                                  156
                                                    -----
      Net Finance Charge Revenue                      347
                                                    -----
    Total Net Revenues                              3,421
                                                    -----
Expenses:
  Marketing and Promotion                             270
  Provision for Losses and Claims:
    Charge Card                                       182
    Lending                                           235
    Other                                              14
                                                    -----
      Total                                           431
                                                    -----
  Charge Card Interest Expense                        183
  Net Discount Expense                                143
  Human Resources                                     912
  Other Operating Expenses                            928
                                                    -----
    Total Expenses                                  2,867
                                                    -----
Pretax Income                                         554
Income Tax Provision                                  191
                                                    -----
Net Income                                           $363
                                                    =====

                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,639
  Net Card Fees                                       398
  Travel Commissions and Fees                         452
  Other Revenues                                      687
  Lending:
    Finance Charge Revenue                            535
    Interest Expense                                  166
                                                    -----
      Net Finance Charge Revenue                      369
                                                    -----
    Total Net Revenues                              3,545
                                                    -----
Expenses:
  Marketing and Promotion                             301
  Provision for Losses and Claims:
    Charge Card                                       100
    Lending                                           293
    Other                                              14
                                                    -----
      Total                                           407
                                                    -----
  Charge Card Interest Expense                        211
  Net Discount Expense                                185
  Human Resources                                     990
  Other Operating Expenses                            968
                                                    -----
    Total Expenses                                  3,062
                                                    -----
Pretax Income                                         483
Income Tax Provision                                  157
                                                    -----
Net Income                                          $ 326
                                                    =====


(Preliminary)     Travel Related Services
                  -----------------------
              Selected Statistical Information
              --------------------------------
                        (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                 Quarter Ended
                                                  December 31,
                                                      1999
                                                      ----
Total Cards in Force (millions):
  United States                                        29.9
  Outside the United States                            16.1
                                                       ----
    Total                                              46.0
                                                       ====
Basic Cards in Force (millions):
  United States                                        23.4
  Outside the United States                            12.3
                                                       ----
    Total                                              35.7
                                                       ====
Card Billed Business:
  United States                                       $51.7
  Outside the United States                            19.1
                                                       ----
    Total                                             $70.8
                                                       ====

Average Discount Rate*                                 2.71 %
Average Basic Cardmember
  Spending (dollars)*                                $2,102
Average Fee per Card - Managed
  (dollars)*                                            $38

Travel Sales                                           $5.6
Travel Commissions and Fees/Sales**                     8.2 %

Total Debt                                            $35.2
Shareholder's Equity                                   $5.4
Return on Average Equity***                            30.1 %
Return on Average Assets***                             3.2 %


                                                 Quarter Ended
                                                 September 30,
                                                      1999
                                                      ----
Total Cards in Force (millions):
  United States                                        29.2
  Outside the United States                            15.6
                                                       ----
    Total                                              44.8
                                                       ====
Basic Cards in Force (millions):
  United States                                        22.9
  Outside the United States                            12.0
                                                       ----
    Total                                              34.9
                                                       ====
Card Billed Business:
  United States                                       $47.1
  Outside the United States                            17.0
                                                       ----
    Total                                             $64.1
                                                       ====

Average Discount Rate*                                 2.73 %
Average Basic Cardmember
  Spending (dollars)*                                $1,935
Average Fee per Card - Managed
  (dollars)*                                            $38

Travel Sales                                           $5.5
Travel Commissions and Fees/Sales**                     8.1 %

Total Debt                                            $30.8
Shareholder's Equity                                   $5.4
Return on Average Equity***                            29.3 %
Return on Average Assets***                             3.3 %


                                                 Quarter Ended
                                                    June 30,
                                                      1999
                                                      ----
Total Cards in Force (millions):
  United States                                        28.7
  Outside the United States                            15.2
                                                       ----
    Total                                              43.9
                                                       ====
Basic Cards in Force (millions):
  United States                                        22.5
  Outside the United States                            11.7
                                                       ----
    Total                                              34.2
                                                       ====
Card Billed Business:
  United States                                       $46.0
  Outside the United States                            16.4
                                                       ----
    Total                                             $62.4
                                                       ====

Average Discount Rate*                                 2.73 %
Average Basic Cardmember
  Spending (dollars)*                                $1,933
Average Fee per Card - Managed
  (dollars)*                                            $38

Travel Sales                                           $6.0
Travel Commissions and Fees/Sales**                     7.8 %

Total Debt                                            $30.6
Shareholder's Equity                                   $5.3
Return on Average Equity***                            28.8 %
Return on Average Assets***                             3.3 %


                                               Quarter Ended
                                                  March 31,
                                                     1999
                                                     ----
Total Cards in Force (millions):
  United States                                        27.9
  Outside the United States                            15.0
                                                       ----
    Total                                              42.9
                                                       ====
Basic Cards in Force (millions):
  United States                                        21.8
  Outside the United States                            11.5
                                                       ----
    Total                                              33.3
                                                       ====
Card Billed Business:
  United States                                       $41.6
  Outside the United States                            15.2
                                                       ----
    Total                                             $56.8
                                                       ====

Average Discount Rate*                                 2.73 %
Average Basic Cardmember
  Spending (dollars)*                                $1,781
Average Fee per Card - Managed
  (dollars)*                                            $40

Travel Sales                                           $5.3
Travel Commissions and Fees/Sales**                     8.0 %

Total Debt                                            $28.2
Shareholder's Equity                                   $5.1
Return on Average Equity***                            28.4 %
Return on Average Assets***                             3.3 %


                                                 Quarter Ended
                                                  December 31,
                                                      1998
                                                      ----
Total Cards in Force (millions):
  United States                                        27.8
  Outside the United States                            14.9
                                                       ----
    Total                                              42.7
                                                       ====
Basic Cards in Force (millions):
  United States                                        21.7
  Outside the United States                            11.5
                                                       ----
    Total                                              33.2
                                                       ====
Card Billed Business:
  United States                                       $44.2
  Outside the United States                            17.2
                                                       ----
    Total                                             $61.4
                                                       ====

Average Discount Rate*                                 2.72 %
Average Basic Cardmember
  Spending (dollars)*                                $1,861
Average Fee per Card - Managed
  (dollars)*                                            $38

Travel Sales                                           $5.6
Travel Commissions and Fees/Sales**                     8.1 %

Total Debt                                            $28.0
Shareholder's Equity                                   $4.9
Return on Average Equity***                            27.8 %
Return on Average Assets***                             3.3 %


* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
**  Computed from information provided herein.
*** Excluding the effect of SFAS No. 115.



(Preliminary)       Travel Related Services
                    -----------------------
          Selected Statistical Information (continued)
          --------------------------------------------
                          (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                Quarter Ended
                                                 December 31,
                                                     1999
                                                     ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                  $27.0
  90 Days Past Due as a % of Total                     2.5 %
  Loss Reserves (millions)                            $857
    % of Receivables                                   3.2 %
    % of 90 Days Past Due                              126 %
  Net Loss Ratio                                      0.40 %

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                        $23.4
  Past Due Loans as a % of Total:
    30-89 Days                                         1.8 %
    90+ Days                                           0.8 %
  Loss Reserves (millions):
    Beginning Balance                                 $636
    Provision                                          277
    Net Charge-Offs/Other                             (241)
                                                       ---
      Ending Balance                                  $672
                                                       ===
    % of Loans                                         2.9 %
    % of Past Due                                      110 %
  Average Loans                                       $21.7
  Net Write-Off Rate                                   4.5 %
  Net Interest Yield                                   7.7 %


                                                Quarter Ended
                                                 September 30,
                                                     1999
                                                     ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                  $25.3
  90 Days Past Due as a % of Total                     2.5 %
  Loss Reserves (millions)                            $907
    % of Receivables                                   3.6 %
    % of 90 Days Past Due                              144 %
  Net Loss Ratio                                      0.41 %

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                        $20.6
  Past Due Loans as a % of Total:
    30-89 Days                                         2.0 %
    90+ Days                                           0.8 %
  Loss Reserves (millions):
    Beginning Balance                                 $602
    Provision                                          264
    Net Charge-Offs/Other                             (230)
                                                       ---
      Ending Balance                                  $636
                                                       ===
    % of Loans                                         3.1 %
    % of Past Due                                      111 %
  Average Loans                                      $19.8
  Net Write-Off Rate                                   4.7 %
  Net Interest Yield                                   8.5 %


                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                  $24.6
  90 Days Past Due as a % of Total                     2.6 %
  Loss Reserves (millions)                            $932
    % of Receivables                                   3.8 %
    % of 90 Days Past Due                              148 %
  Net Loss Ratio                                      0.39 %

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                        $18.3
  Past Due Loans as a % of Total:
    30-89 Days                                         1.8 %
    90+ Days                                           0.9 %
  Loss Reserves (millions):
    Beginning Balance                                 $623
    Provision                                          209
    Net Charge-Offs/Other                             (230)
                                                       ---
      Ending Balance                                  $602
                                                       ===
    % of Loans                                         3.3 %
    % of Past Due                                      124 %
  Average Loans                                      $17.4
  Net Write-Off Rate                                   5.3 %
  Net Interest Yield                                   9.3 %


                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                  $23.5
  90 Days Past Due as a % of Total                     3.0 %
  Loss Reserves (millions)                            $876
    % of Receivables                                   3.7 %
    % of 90 Days Past Due                              126 %
  Net Loss Ratio                                      0.43 %

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                        $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                         2.1 %
    90+ Days                                           1.0 %
  Loss Reserves (millions):
    Beginning Balance                                 $619
    Provision                                          244
    Net Charge-Offs/Other                             (240)
                                                       ---
      Ending Balance                                  $623
                                                       ===
    % of Loans                                         3.7 %
    % of Past Due                                      121 %
  Average Loans                                      $16.7
  Net Write-Off Rate                                   5.9 %
  Net Interest Yield                                   9.4 %


                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                                  $24.0
  90 Days Past Due as a % of Total                     2.7 %
  Loss Reserves (millions)                            $897
    % of Receivables                                   3.7 %
    % of 90 Days Past Due                              138 %
  Net Loss Ratio                                      0.42 %

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                        $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                         2.2 %
    90+ Days                                           0.9 %
  Loss Reserves (millions):
    Beginning Balance                                 $579
    Provision                                          285
    Net Charge-Offs/Other                             (245)
                                                       ---
      Ending Balance                                  $619
                                                       ===
    % of Loans                                         3.7 %
    % of Past Due                                      120 %
  Average Loans                                      $15.9
  Net Write-Off Rate                                   6.2 %
  Net Interest Yield                                   9.5 %


(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                         Statement of Income
                         -------------------
                            (Unaudited)

(Dollars in millions)
                                               Quarter Ended
                                                December 31,
                                               -------------     Percentage
                                               1999      1998    Inc/(Dec)
                                               ----      ----    --------
                                             C>
Net Revenues:
  Investment Income                            $668      $647       3.2 %
  Management and Distribution Fees              616       476      29.5
  Other Revenues                                245       222      10.3
                                              -----     -----
    Total Revenues                            1,529     1,345      13.7
  Provision for Losses and Benefits:
    Annuities                                   276       282      (2.2)
    Insurance                                   130       125       3.9
    Investment Certificates                     124       101      23.6
                                              -----     -----
      Total                                     530       508       4.4
                                              -----     -----
    Net Revenues                                999       837      19.3
                                              -----     -----

Expenses:
  Human Resources                               443       407       8.8
  Other Operating Expenses                      209       126      65.2
                                              -----     -----
    Total Expenses                              652       533      22.2
                                              -----     -----
Pretax Income                                   347       304      14.2
Income Tax Provision                            109        95      14.5
                                              -----     -----
Net Income                                     $238      $209      14.1
                                              =====     =====


                                                 Year Ended
                                                 December 31,
                                                 -----------     Percentage
                                               1999      1998    Inc/(Dec)
                                               ----      ----    --------
Net Revenues:
  Investment Income                          $2,443    $2,437       0.3 %
  Management and Distribution Fees            2,270     1,851      22.6
  Other Revenues                                923       807      14.4
                                              -----     -----
    Total Revenues                            5,636     5,095      10.6
  Provision for Losses and Benefits:
    Annuities                                 1,071     1,150      (6.9)
    Insurance                                   522       489       6.7
    Investment Certificates                     306       275      11.5
                                              -----     -----
      Total                                   1,899     1,914      (0.8)
                                              -----     -----
    Net Revenues                              3,737     3,181      17.5
                                              -----     -----

Expenses:
  Human Resources                             1,744     1,530      14.0
  Other Operating Expenses                      630       459      37.3
                                              -----     -----
    Total Expenses                            2,374     1,989      19.4
                                              -----     -----
Pretax Income                                 1,363     1,192      14.3
Income Tax Provision                            428       374      14.4
                                              -----     -----
Net Income                                     $935      $818      14.3
                                              =====     =====


(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                    Selected Statistical Information
                    --------------------------------
                             (Unaudited)

(Dollars in millions, except where indicated)

                                           Quarter Ended
                                            December 31,
                                           -------------    Percentage
                                          1999      1998    Inc/(Dec)
                                          ----      ----    --------

Investments (billions)                   $30.3     $30.9     (1.9) %
Client Contract Reserves (billions)      $31.0     $30.3      2.3
Shareholder's Equity (billions)           $3.9      $4.1     (4.9)
Return on Average Equity*                 22.9 %    22.5 %      -

Life Insurance in Force (billions)       $89.2     $81.1     10.0
Assets Owned, Managed or
 Administered (billions):
   Assets Managed for Institutions       $55.7     $45.9     21.4
   Assets Owned, Managed or
     Administered for Individuals:
     Owned Assets:
       Separate Account Assets            35.9      27.3     31.5
       Other Owned Assets                 38.7      37.3      3.8
                                         -----     -----
         Total Owned Assets               74.6      64.6     15.5
     Managed Assets                      105.7      87.9     20.2
     Administered Assets                  26.5      14.0     90.3
                                         -----     -----
       Total                            $262.5    $212.4     23.6
                                         =====     =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets             $6,726    $4,288     56.9
    Other Owned Assets                   $(254)    $(243)     4.5
    Total Managed Assets               $18,947   $14,493     30.7

Sales of Selected Products:
  Mutual Funds                          $5,714    $4,936     15.8
  Annuities                               $722      $557     29.6
  Investment Certificates                 $872      $575     51.7
  Life and Other Insurance Products       $168      $100     68.0

Number of Financial Advisors            11,366    10,350      9.8
Fees from Financial Plans and
  Advice Services                        $22.1     $18.4     20.4
Percentage of Total Sales from
  Financial Plans and Advice Services     67.4 %    66.8 %      -



                                            Year Ended
                                           December 31,
                                           -----------      Percentage
                                         1999       1998    Inc/(Dec)
                                         ----       ----    ---------

Investments (billions)                   $30.3     $30.9     (1.9) %
Client Contract Reserves (billions)      $31.0     $30.3      2.3
Shareholder's Equity (billions)           $3.9      $4.1     (4.9)
Return on Average Equity*                 22.9 %    22.5 %      -

Life Insurance in Force (billions)       $89.2     $81.1     10.0
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions      $55.7     $45.9     21.4
    Assets Owned, Managed or
     Administered for Individuals:
     Owned Assets:
        Separate Account Assets           35.9      27.3     31.5
        Other Owned Assets                38.7      37.3      3.8
                                         -----     -----
          Total Owned Assets              74.6      64.6     15.5
     Managed Assets                      105.7      87.9     20.2
     Administered Assets                  26.5      14.0     90.3
                                         -----     -----
        Total                           $262.5    $212.4     23.6
                                         =====     =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets             $8,172    $3,547        #
    Other Owned Assets                 $(1,126)    $(110)       #
    Total Managed Assets               $21,673    13,787     57.2

Sales of Selected Products:
  Mutual Funds                         $23,662    20,766     13.9
  Annuities                             $3,002    $2,559     17.3
  Investment Certificates               $3,236    $1,976     63.8
  Life and Other Insurance Products       $504      $389     29.6

Number of Financial Advisors            11,366    10,350      9.8
Fees from Financial Plans and
  Advice Services                        $88.5     $72.4     22.2
Percentage of Total Sales from
  Financial Plans and Advice Services     66.7 %    65.4 %      -

*  Excluding the effect of SFAS No. 115.
#  Denotes variance of more than 100%.


(Preliminary)    American Express Financial Advisors
                 -----------------------------------
                        Statement of Income
                        -------------------
                           (Unaudited)


(Dollars in millions)

                                               Quarter Ended
                                                December 31,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                 $668
  Management and Distribution Fees                   616
  Other Revenues                                     245
                                                   -----
    Total Revenues                                 1,529
  Provision for Losses and Benefits:
    Annuities                                        276
    Insurance                                        130
    Investment Certificates                          124
                                                   -----
      Total                                          530
                                                   -----
    Net Revenues                                     999
                                                   -----

Expenses:
  Human Resources                                    443
  Other Operating Expenses                           209
                                                   -----
    Total Expenses                                   652
                                                   -----
Pretax Income                                        347
Income Tax Provision                                 109
                                                   -----
Net Income                                          $238
                                                   =====

                                               Quarter Ended
                                               September 30,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                 $566
  Management and Distribution Fees                   578
  Other Revenues                                     224
                                                   -----
    Total Revenues                                 1,368
  Provision for Losses and Benefits:
    Annuities                                        251
    Insurance                                        135
    Investment Certificates                           46
                                                   -----
      Total                                          432
                                                   -----
    Net Revenues                                     936
                                                   -----

Expenses:
  Human Resources                                    456
  Other Operating Expenses                           130
                                                   -----
    Total Expenses                                   586
                                                   -----
Pretax Income                                        350
Income Tax Provision                                 110
                                                   -----
Net Income                                          $240
                                                   =====

                                               Quarter Ended
                                                  June 30,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                 $615
  Management and Distribution Fees                   553
  Other Revenues                                     226
                                                   -----
    Total Revenues                                 1,394
  Provision for Losses and Benefits:
    Annuities                                        273
    Insurance                                        132
    Investment Certificates                           73
                                                   -----
      Total                                          478
                                                   -----
    Net Revenues                                     916
                                                   -----

Expenses:
  Human Resources                                    430
  Other Operating Expenses                           133
                                                   -----
    Total Expenses                                   563
                                                   -----
Pretax Income                                        353
Income Tax Provision                                 111
                                                   -----
Net Income                                          $242
                                                   =====

                                              Quarter Ended
                                                 March 31,
                                                    1999
                                                    ----
Net Revenues:
  Investment Income                                 $595
  Management and Distribution Fees                   522
  Other Revenues                                     228
                                                   -----
    Total Revenues                                 1,345
  Provision for Losses and Benefits:
    Annuities                                        270
    Insurance                                        126
    Investment Certificates                           64
                                                   -----
      Total                                          460
                                                   -----
    Net Revenues                                     885
                                                   -----

Expenses:
  Human Resources                                    416
  Other Operating Expenses                           157
                                                   -----
    Total Expenses                                   573
                                                   -----
Pretax Income                                        312
Income Tax Provision                                  98
                                                   -----
Net Income                                          $214
                                                   =====

                                               Quarter Ended
                                                December 31,
                                                    1998
                                                    ----
Net Revenues:
  Investment Income                                 $647
  Management and Distribution Fees                   476
  Other Revenues                                     222
                                                   -----
    Total Revenues                                 1,345
  Provision for Losses and Benefits:
    Annuities                                        282
    Insurance                                        125
    Investment Certificates                          101
                                                   -----
      Total                                          508
                                                   -----
    Net Revenues                                     837
                                                   -----

Expenses:
  Human Resources                                    407
  Other Operating Expenses                           126
                                                   -----
    Total Expenses                                   533
                                                   -----
Pretax Income                                        304
Income Tax Provision                                  95
                                                   -----
Net Income                                          $209
                                                   =====



(Preliminary)     American Express Financial Advisors
                  -----------------------------------
                   Selected Statistical Information
                   --------------------------------
                           (Unaudited)

(Dollars in millions, except where indicated)

                                                Quarter Ended
                                                 December 31,
                                                     1999
                                                     ----

Investments (billions)                              $30.3
Client Contract Reserves (billions)                 $31.0
Shareholder's Equity (billions)                      $3.9
Return on Average Equity*                            22.9 %

Life Insurance in Force (billions)                  $89.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                 $55.7
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets                      35.9
        Other Owned Assets                           38.7
                                                    -----
          Total Owned Assets                         74.6
      Managed Assets                                105.7
      Administered Assets                            26.5
                                                    -----
        Total                                      $262.5
                                                    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                        $6,726
    Other Owned Assets                              $(254)
    Total Managed Assets                          $18,947

Sales of Selected Products:
  Mutual Funds                                     $5,714
  Annuities                                          $722
  Investment Certificates                            $872
  Life and Other Insurance Products                  $168
Number of Financial Advisors                       11,366
Fees from Financial Plans and Advice Services       $22.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                67.4 %


                                                Quarter Ended
                                                September 30,
                                                     1999
                                                     ----

Investments (billions)                              $30.7
Client Contract Reserves (billions)                 $31.0
Shareholder's Equity (billions)                      $3.9
Return on Average Equity*                            22.8 %

Life Insurance in Force (billions)                  $86.3
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                 $48.3
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets                      28.9
        Other Owned Assets                           38.1
                                                    -----
          Total Owned Assets                         67.0
      Managed Assets                                 92.9
      Administered Assets                            19.3
                                                    -----
        Total                                      $227.5
                                                    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                         $(986)
    Other Owned Assets                              $(273)
    Total Managed Assets                          $(5,226)

Sales of Selected Products:
  Mutual Funds                                     $5,709
  Annuities                                          $951
  Investment Certificates                            $926
  Life and Other Insurance Products                  $134

Number of Financial Advisors                       10,631
Fees from Financial Plans and Advice Services       $22.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                67.7 %


                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----

Investments (billions)                              $30.7
Client Contract Reserves (billions)                 $30.8
Shareholder's Equity (billions)                      $4.0
Return on Average Equity*                            22.8 %

Life Insurance in Force (billions)                  $84.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                 $49.9
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets                      30.1
        Other Owned Assets                           37.8
                                                     ----
          Total Owned Assets                         67.9
      Managed Assets                                 96.3
      Administered Assets                            18.3
                                                     ----
        Total                                      $232.4
                                                    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                        $1,520
    Other Owned Assets                              $(395)
    Total Managed Assets                           $5,063

Sales of Selected Products:
  Mutual Funds                                     $6,207
  Annuities                                          $750
  Investment Certificates                            $777
  Life and Other Insurance Products                  $110

Number of Financial Advisors                       10,489
Fees from Financial Plans and Advice Services       $22.8
Percentage of Total Sales from Financial Plans
  and Advice Services                                65.2 %


                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----

Investments (billions)                              $30.6
Client Contract Reserves (billions)                 $30.5
Shareholder's Equity (billions)                      $4.1
Return on Average Equity*                            22.6 %

Life Insurance in Force (billions)                  $82.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                 $46.9
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets                      28.2
        Other Owned Assets                           37.4
                                                    -----
          Total Owned Assets                         65.6
      Managed Assets                                 91.2
      Administered Assets                            15.7
                                                    -----
        Total                                      $219.4
                                                    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                          $912
    Other Owned Assets                              $(204)
    Total Managed Assets                           $2,889

Sales of Selected Products:
  Mutual Funds                                     $6,033
  Annuities                                          $579
  Investment Certificates                            $660
  Life and Other Insurance Products                   $92

Number of Financial Advisors                       10,372
Fees from Financial Plans and Advice Services       $21.3
Percentage of Total Sales from Financial Plans
  and Advice Services                                66.5 %


                                                 Quarter Ended
                                                  December 31,
                                                     1998
                                                     ----

Investments (billions)                              $30.9
Client Contract Reserves (billions)                 $30.3
Shareholder's Equity (billions)                      $4.1
Return on Average Equity*                            22.5 %

Life Insurance in Force (billions)                  $81.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                 $45.9
    Assets Owned, Managed or
      Administered for Individuals:
      Owned Assets:
        Separate Account Assets                      27.3
        Other Owned Assets                           37.3
                                                    -----
          Total Owned Assets                         64.6
      Managed Assets                                 87.9
      Administered Assets                            14.0
                                                    -----
        Total                                      $212.4
                                                    =====
Market Appreciation (Depreciation)
  During the Period:
  Owned Assets:
    Separate Account Assets                        $4,288
    Other Owned Assets                              $(243)
    Total Managed Assets                          $14,493

Sales of Selected Products:
  Mutual Funds                                     $4,936
  Annuities                                          $557
  Investment Certificates                            $575
  Life and Other Insurance Products                  $100

Number of Financial Advisors                       10,350
Fees from Financial Plans and Advice Services       $18.4
Percentage of Total Sales from Financial Plans
  and Advice Services                                66.8 %

*  Excluding the effect of SFAS No. 115.


(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                       Statement of Income
                       -------------------
                          (Unaudited)

(Dollars in millions)

                                         Quarter Ended
                                          December 31,
                                         -------------     Percentage
                                         1999     1998     Inc/(Dec)
                                         ----     ----     --------
Net Revenues:
  Interest Income                        $180     $210      (14.3) %
  Interest Expense                        112      136      (17.6)
                                          ---      ---
    Net Interest Income                    68       74       (8.2)
  TC Investment Income                     88       82        7.6
  Foreign Exchange Income                  16       32      (49.2)
  Commissions, Fees and Other Revenue      80       51       50.1
                                          ---      ---
    Net Revenues                          252      239        4.7
                                          ---      ---

Expenses:
  Human Resources                          90       86        4.9
  Other Operating Expenses                151      136        9.3
  Provision for Losses                     11       15      (23.1)
                                          ---      ---
    Total Expenses                        252      237        5.7
                                          ---      ---
Pretax Income/(Loss)                        -        2      (89.7)
Income Tax Benefit                        (35)     (34)       4.9
                                          ---      ---
Net Income                                $35      $36       (1.6)
                                          ===      ===



                                           Year Ended
                                          December 31,
                                        ---------------    Percentage
                                         1999     1998     Inc/(Dec)
                                         ----     ----     --------
Net Revenues:
  Interest Income                        $737     $854      (13.7) %
  Interest Expense                        446      564      (20.9)
                                        -----    -----
    Net Interest Income                   291      290        0.4
  TC Investment Income                    345      330        4.5
  Foreign Exchange Income                  66      145      (54.5)
  Commissions, Fees and Other Revenue     317      237       32.3
                                        -----    -----
    Net Revenues                        1,019    1,002        1.5
                                        -----    -----

Expenses:
  Human Resources                         342      322        6.2
  Other Operating Expenses                596      537       10.6
  Provision for Losses                     58      272      (78.6)
                                        -----    -----
    Total Expenses                        996    1,131      (12.1)
                                        -----    -----
Pretax Income/(Loss)                       23     (129)         -
Income Tax Benefit                       (129)    (172)     (24.8)
                                        -----    -----
Net Income                               $152      $43          #
                                        =====    =====

#  Denotes variance of more than 100%.



(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                    Selected Statistical Information
                    --------------------------------
                             (Unaudited)

(Dollars in billions, except where indicated)


                                             Quarter Ended
                                              December 31,
                                             -------------    Percentage
                                             1999     1998    Inc/(Dec)
                                             ----     ----    ---------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)        $875   $1,197     (26.9) %
Return on Average Common Equity*             17.5 %    4.9 %       -
Return on Average Assets*                    0.82 %   0.23 %       -
American Express Bank:
  Shareholder's Equity (millions)            $691     $743      (7.0)
  Total Loans                                $5.1     $5.6      (9.3)
  Total Nonperforming Loans (millions)       $168     $180      (7.0)
  Other Nonperforming Assets (millions)       $37      $63     (42.0)
  Reserve for Credit Losses (millions)**     $189     $259     (27.2)
  Loan Loss Reserves as a % of Total Loans    3.3 %    3.8 %       -
  Deposits                                   $8.3     $8.3       0.7
  Assets Managed/Administered***             $8.6     $6.2      39.6
  Assets of Non-Consolidated Joint
    Ventures                                 $2.2     $2.6     (12.9)
  Risk-Based Capital Ratios:
    Tier 1                                    9.9 %    9.8 %       -
    Total                                    12.0 %   12.6 %       -
    Leverage Ratio                            5.6 %    5.5 %       -
Travelers Cheque:
  Sales                                      $5.4     $5.0       8.5
  Average Outstanding                        $6.1     $5.9       3.6
  Average Investments                        $5.9     $5.8       1.6
  Tax Equivalent Yield                        8.8 %    8.8 %       -


*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
      Loans                                  $169     $214
      Other Assets, primarily derivatives      16       43
      Other Liabilities                         4        2
                                              ---      ---
        Total Credit Loss Reserves           $189     $259
                                              ===     ====

*** Includes assets managed by American Express Financial Advisors.



                                              Year Ended
                                              December 31,
                                              -----------     Percentage
                                             1999     1998    Inc/(Dec)
                                             ----     ----    --------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)        $875   $1,197     (26.9) %
Return on Average Common Equity*             17.5 %    4.9 %       -
Return on Average Assets*                    0.82 %   0.23 %       -
American Express Bank:
  Shareholder's Equity (millions)            $691     $743      (7.0)
  Total Loans                                $5.1     $5.6      (9.3)
  Total Nonperforming Loans (millions)       $168     $180      (7.0)
  Other Nonperforming Assets (millions)       $37      $63     (42.0)
  Reserve for Credit Losses (millions)**     $189     $259     (27.2)
  Loan Loss Reserves as a % of Total Loans    3.3 %    3.8 %       -
  Deposits                                   $8.3     $8.3       0.7
  Assets Managed/Administered***             $8.6     $6.2      39.6
  Assets of Non-Consolidated Joint
    Ventures                                 $2.2     $2.6     (12.9)
  Risk-Based Capital Ratios:
    Tier 1                                    9.9 %   9.8 %        -
    Total                                    12.0 %  12.6 %        -
    Leverage Ratio                            5.6 %   5.5 %        -
Travelers Cheque:
  Sales                                     $23.3   $23.6       (1.2)
  Average Outstanding                        $6.2    $6.0        2.7
  Average Investments                        $5.9    $5.8        2.0
  Tax equivalent yield                        8.8 %   9.0 %        -



*   Excludes the effect of SFAS No. 115 for all periods presented.

**  Allocation:
      Loans                                  $169    $214
      Other Assets, primarily derivatives      16      43
      Other Liabilities                         4       2
                                              ---     ---
        Total Credit Loss Reserves           $189    $259
                                              ===     ===
*** Includes assets managed by American Express Financial Advisors.



(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                        Statement of Income
                        -------------------
                           (Unaudited)

(Dollars in millions)

                                                  Quarter Ended
                                                   December 31,
                                                       1999
                                                       ----
Net Revenues:
  Interest Income                                      $180
  Interest Expense                                      112
                                                        ---
    Net Interest Income                                  68
  TC Investment Income                                   88
  Foreign Exchange Income                                16
  Commissions, Fees and Other Revenue                    80
                                                        ---
    Net Revenues                                        252
                                                        ---

Expenses:
  Human Resources                                        90
  Other Operating Expenses                              151
  Provision for Losses                                   11
                                                        ---
    Total Expenses                                      252
                                                        ---
Pretax Income                                             -
Income Tax Benefit                                      (35)
                                                        ---
Net Income                                              $35
                                                        ===


                                                   Quarter Ended
                                                   September 30,
                                                       1999
                                                       ----
Net Revenues:
  Interest Income                                      $181
  Interest Expense                                      106
                                                        ---
    Net Interest Income                                  75
  TC Investment Income                                   91
  Foreign Exchange Income                                17
  Commissions, Fees and Other Revenue                    78
                                                        ---
    Net Revenues                                        261
                                                        ---

Expenses:
  Human Resources                                        86
  Other Operating Expenses                              159
  Provision for Losses                                   12
                                                        ---
    Total Expenses                                      257
                                                        ---
Pretax Income                                             4
Income Tax Benefit                                      (34)
                                                        ---
Net Income                                              $38
                                                        ===

                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
Net Revenues:
  Interest Income                                      $183
  Interest Expense                                      108
                                                        ---
    Net Interest Income                                  75
  TC Investment Income                                   86
  Foreign Exchange Income                                14
  Commissions, Fees and Other Revenue                    84
                                                        ---
    Net Revenues                                        259
                                                        ---

Expenses:
  Human Resources                                        85
  Other Operating Expenses                              150
  Provision for Losses                                   18
                                                        ---
    Total Expenses                                      253
                                                        ---
Pretax Income                                             6
Income Tax Benefit                                      (32)
                                                        ---
Net Income                                              $38
                                                        ===

                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
Net Revenues:
  Interest Income                                      $193
  Interest Expense                                      119
                                                        ---
    Net Interest Income                                  74
  TC Investment Income                                   79
  Foreign Exchange Income                                18
  Commissions, Fees and Other Revenue                    76
                                                        ---
    Net Revenues                                        247
                                                        ---

Expenses:
  Human Resources                                        82
  Other Operating Expenses                              136
  Provision for Losses                                   17
                                                        ---
    Total Expenses                                      235
                                                        ---
Pretax Income                                            12
Income Tax Benefit                                      (29)
                                                        ---
Net Income                                              $41
                                                        ===

                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----
Net Revenues:
  Interest Income                                      $210
  Interest Expense                                      136
                                                        ---
    Net Interest Income                                  74
  TC Investment Income                                   82
  Foreign Exchange Income                                32
  Commissions, Fees and Other Revenue                    51
                                                        ---
    Net Revenues                                        239
                                                        ---

Expenses:
  Human Resources                                        86
  Other Operating Expenses                              136
  Provision for Losses                                   15
                                                        ---
    Total Expenses                                      237
                                                        ---
Pretax Income                                             2
Income Tax Benefit                                      (34)
                                                        ---
Net Income                                              $36
                                                        ===


(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                   Selected Statistical Information
                   --------------------------------
                           (Unaudited)

(Dollars in billions, except where indicated)
                                                  Quarter Ended
                                                   December 31,
                                                      1999
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                 $875
Return on Average Common Equity*                      17.5 %
Return on Average Assets*                             0.82 %
American Express Bank:
  Shareholder's Equity (millions)                     $691
  Total Loans                                         $5.1
  Total Nonperforming Loans (millions)                $168
  Other Nonperforming Assets (millions)                $37
  Reserve for Credit Losses (millions)**              $189
  Loan Loss Reserves as a % of Total Loans             3.3 %
  Deposits                                            $8.3
  Assets Managed/Administered***                      $8.6
  Assets of Non-Consolidated Joint
    Ventures                                          $2.2
  Risk-Based Capital Ratios:
    Tier 1                                             9.9 %
    Total                                             12.0 %
    Leverage Ratio                                     5.6 %
Travelers Cheque:
  Sales                                               $5.4
  Average Outstanding                                 $6.1
  Average Investments                                 $5.9
  Tax equivalent yield                                 8.8 %


                                                 Quarter Ended
                                                  September 30,
                                                      1999
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                 $956
Return on Average Common Equity*                      17.7 %
Return on Average Assets*                             0.83 %
American Express Bank:
  Shareholder's Equity (millions)                     $702
  Total Loans                                         $5.1
  Total Nonperforming Loans (millions)                $181
  Other Nonperforming Assets (millions)                $40
  Reserve for Credit Losses (millions)**              $204
  Loan Loss Reserves as a % of Total Loans             3.5 %
  Deposits                                            $8.1
  Assets Managed/Administered***                      $7.7
  Assets of Non-Consolidated Joint
    Ventures                                          $2.4
  Risk-Based Capital Ratios:
    Tier 1                                             9.9 %
    Total                                             12.1 %
    Leverage Ratio                                     5.5 %
Travelers Cheque:
  Sales                                               $7.3
  Average Outstanding                                 $6.5
  Average Investments                                 $6.2
  Tax equivalent yield                                 8.8 %


                                                 Quarter Ended
                                                    June 30,
                                                      1999
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)               $1,048
Return on Average Common Equity*                      18.5 %
Return on Average Assets*                             0.86 %
American Express Bank:
  Shareholder's Equity (millions)                     $714
  Total Loans                                         $5.2
  Total Nonperforming Loans (millions)                $210
  Other Nonperforming Assets (millions)                $55
  Reserve for Credit Losses (millions)**              $249
  Loan Loss Reserves as a % of Total Loans             4.1 %
  Deposits                                            $8.0
  Assets Managed/Administered***                      $7.0
  Assets of Non-Consolidated Joint
    Ventures                                          $2.2
  Risk-Based Capital Ratios:
    Tier 1                                             9.8 %
    Total                                             12.1 %
    Leverage Ratio                                     5.7 %
Travelers Cheque:
  Sales                                               $6.1
  Average Outstanding                                 $6.1
  Average Investments                                 $5.7
  Tax equivalent yield                                 8.8 %


                                                 Quarter Ended
                                                    March 31,
                                                      1999
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)               $1,148
Return on Average Common Equity*                      19.7 %
Return on Average Assets*                             0.90 %
American Express Bank:
  Shareholder's Equity (millions)                     $733
  Total Loans                                         $5.3
  Total Nonperforming Loans (millions)                $209
  Other Nonperforming Assets (millions)                $64
  Reserve for Credit Losses (millions)**              $261
  Loan Loss Reserves as a % of Total Loans             4.1 %
  Deposits                                            $7.9
  Assets Managed/Administered***                      $6.3
  Assets of Non-Consolidated Joint
    Ventures                                          $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8 %
    Total                                             12.1 %
    Leverage Ratio                                     5.4 %
Travelers Cheque:
  Sales                                               $4.6
  Average Outstanding                                 $5.8
  Average Investments                                 $5.6
  Tax equivalent yield                                 8.9 %


                                                 Quarter Ended
                                                  December 31,
                                                      1998
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)               $1,197
Return on Average Common Equity *                      4.9 %
Return on Average Assets *                            0.23 %
American Express Bank:
  Shareholder's Equity (millions)                     $743
  Total Loans                                         $5.6
  Total Nonperforming Loans (millions)                $180
  Other Nonperforming Assets (millions)                $63
  Reserve for Credit Losses (millions)**              $259
  Loan Loss Reserves as a % of Total Loans             3.8 %
  Deposits                                            $8.3
  Assets Managed / Administered ***                   $6.2
  Assets of Non-Consolidated Joint
    Ventures                                          $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8 %
    Total                                             12.6 %
    Leverage Ratio                                     5.5 %
Travelers Cheque:
  Sales                                               $5.0
  Average Outstanding                                 $5.9
  Average Investments                                 $5.8
  Tax equivalent yield                                 8.8 %


*   Excludes the effect of SFAS No. 115 for all periods presented.



                                        Quarter Ended
                                        -------------
                               12/99   9/99  6/99   3/99  12/98
**  Allocation:                -----   ----  ----   ----  -----


      Loans                     $169   $179  $216   $218   $214
      Other Assets,
       primarily derivatives      16     23    32     41     43
      Other Liabilities            4      2     1      2      2
                                 ---    ---   ---    ---    ---
        Total Credit Loss
         Reserves               $189   $204  $249   $261   $259
                                 ===    ===   ===    ===    ===


*** Includes assets managed by American Express Financial Advisors.

                       American Express Bank
                       ---------------------
                 Exposures by Country and Region
                 -------------------------------
                           (Unaudited)

($ in billions)

                                     Net
                                  Guarantees
                           FX and    and          12/31/99   9/30/99
                           Deriva- Contin-          Total     Total
 Country            Loans  tives    gents   Other* Exposure**Exposure**
-------------       -----  ------  -------  -----  --------  --------
Hong Kong            $0.5        -    $0.1   $0.2    $0.8      $0.8
Indonesia             0.2        -       -    0.1     0.4       0.4
Singapore             0.4        -     0.1    0.1     0.6       0.6
Korea                 0.2        -       -    0.1     0.3       0.4
Taiwan                0.3        -     0.1      -     0.4       0.4
China                   -        -       -      -       -         -
Japan                   -        -       -    0.1     0.1       0.1
Thailand                -        -       -      -       -         -
Other                 0.1        -       -    0.2     0.3       0.1
                      ---      ---     ---    ---    ----     -----
 Total Asia/Pacific
   Region**           1.7        -     0.3    0.8     2.9       2.9
                      ---      ---     ---    ---    ----     -----

Chile                 0.2        -       -      -     0.3       0.3
Brazil                0.3        -       -    0.1     0.3       0.3
Mexico                  -        -       -      -     0.1       0.1
Peru                    -        -       -      -       -         -
Argentina             0.1        -       -      -     0.1       0.1
Other                 0.2        -     0.1    0.1     0.5       0.4
                      ---      ---     ---    ---    ----     -----
 Total Latin
   America**          0.8        -     0.2    0.2     1.2       1.3
                     ----      ---     ---    ---    ----     -----

India                 0.3        -     0.1    0.3     0.7       0.7
Pakistan              0.1        -       -    0.1     0.3       0.3
Other                 0.1        -     0.1    0.1     0.2       0.2
                      ---      ---     ---    ---    ----     -----
 Total Sub-
   continent**        0.4        -     0.1    0.6     1.2       1.2
                      ---      ---     ---    ---    ----     -----

Egypt                 0.3        -       -    0.2     0.5       0.6
Other                 0.1        -     0.1      -     0.2       0.2
                      ---      ---     ---    ---    ----     -----
 Total Middle East
   & Africa**         0.5        -     0.1    0.2     0.8       0.8
                      ---      ---     ---    ---    ----     -----

 Total Europe***      1.4      0.1     0.7    2.5     4.7       4.6

 Total North
   America**          0.3      0.1     0.2    1.5     2.0       1.9
                      ---      ---     ---    ---    ----     -----

Total Worldwide**    $5.1     $0.3    $1.6   $5.8   $12.7     $12.8
                      ===      ===     ===    ===    ====      ====

     *   Includes cash, placements and securities.
    **   Individual items may not add to totals due to rounding.
   *** Total exposures at 12/31/99 and 9/30/99 include $11 million and $15 million of exposures to Russia, respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.

                                     27